Exhibit 10.10

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 3, 2013 by and among SafeStitch Medical, Inc., a Delaware corporation (the “Company”), and the parties identified as “SafeStitch Investors” and “TransEnterix Investors” on Schedule 1 hereto (collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, the Company, Tweety Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), and TransEnterix, Inc., a Delaware corporation (“TransEnterix”), are parties to that certain Agreement and Plan of Merger, dated as of August 13, 2013 (the “Merger Agreement”), pursuant to which Merger Sub shall be merged with and into TransEnterix in accordance with the Delaware General Corporation Law and TransEnterix shall be the surviving corporation (the “Merger”);

WHERAS, certain existing stockholders of the Company and TransEnterix have subscribed or intend to subscribe, pursuant to a Securities Purchase Agreement entered into on or after the date hereof (the “Securities Purchase Agreement”), for shares of capital stock of the Company (“Company Capital Stock”), with the consummation of such subscription to occur after the closing of the Merger (the “Equity Financing,” and, together with the Merger, the “Transactions”);

WHEREAS, (i) pursuant to the Merger, the TransEnterix Investors shall receive shares of Company Common Stock in exchange for the shares of stock of TransEnterix formerly held by them on the terms as set forth in the Merger Agreement, and (ii) pursuant to the Equity Financing, the TransEnterix Investors and the SafeStitch Investors shall receive shares of Company Common Stock in exchange for cash or other consideration on the terms as set forth in the Securities Purchase Agreement;

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the TransEnterix Investors and the SafeStitch Investors pursuant to the Securities Purchase Agreement; and

WHEREAS, the terms of the Securities Purchase Agreement require that this Agreement be executed and delivered on behalf of the TransEnterix Investors and the SafeStitch Investors.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

The terms set forth below are used herein as so defined:

“Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York, New York are authorized or required by law to close.

“Change of Control” shall mean either (i) the acquisition of the Company by another person or entity by means of any transaction or series of related transactions to which the Company is a party (including, without limitation, any stock acquisition, reorganization, merger or consolidation, but excluding any such transaction if the primary purpose of such transaction is to change the Company’s domicile, and excluding any equity financing the primary purpose of which is to raise operating capital for the Company) that results in a transfer of at least 50% of the total voting power represented by the Company’s voting securities before such acquisition; or (ii) a sale, lease, or other conveyance of all or substantially all of the Company’s assets.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Consummation Date” shall mean the date on which the Transactions are consummated.

“Holder” means the record holder of any Registrable Securities.

“Included Registrable Securities” has the meaning specified therefore in Section 2.02(a) of this Agreement.

“Lock-up Period,” means each of (i) the period commencing on the Consummation Date to and including the date that is twelve (12) months following the Consummation Date (the “First Lock-up Period”); (ii) the period commencing on the Consummation Date to and including the date that is eighteen (18) months following the Consummation Date (the “Second Lock-up Period”); and (iii) the period commencing on the Consummation Date to and including the date that is twenty-four (24) months following the Consummation Date (the “Third Lock-up Period”) as further described in the Lock-Up and Voting Agreements entered into in connection with the Transactions (the “Lock-up and Voting Agreements”).

“Losses” has the meaning specified therefore in Section 2.06(a) of this Agreement.

“Majority-in-Interest” means Investors holding a majority of the Registrable Securities.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.

“Piggyback Registration” means a registration involving the sale of Common Stock by the Company as described further in Section 2.02(a) of this Agreement.

“Registrable Securities” means, with respect to any Holder (i) any and all shares of Company Common Stock which are owned by such Holder as of the Consummation Date, (ii) any shares of Company Common Stock issuable upon exercise, conversion or exchange of any securities of the Company which are owned by such Holder as of the Consummation Date, and (iii) any securities of the Company issued in respect of the shares of Company Common Stock issued or issuable to any of the Holders by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or

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otherwise and any shares of Company Capital Stock issuable upon conversion, exercise or exchange thereof, in each case to the extent relating to any securities of the Company which were owned by such Holder as of the Consummation Date, each of which Registrable Securities described under (i) through (iii) above are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.

“Registration Expenses” has the meaning specified therefore in Section 2.05(a) of this Agreement.

“Registration Statement” means a registration statement under the Securities Act to permit the resale of the Registrable Securities using Form S-3, if available to the Company.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as may be amended from time to time.

“Rule 145” means Rule 145 promulgated by the Commission pursuant to the Securities Act, as may be amended from time to time.

“Securities Purchase Agreement” has the meaning specified therefore in the Recitals of this Agreement.

“Selling Expenses” has the meaning specified therefore in Section 2.05(a) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a Registration Statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement, (b) when such Registrable Security is held by the Company or one of its subsidiaries, (c) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01(a) Timing of Registration. As soon as practicable following the expiration of the Third Lock-up Period, but in any event within 30 days of the expiration of the Third Lock-up Period, the Company shall prepare and file a Registration Statement under the Act with respect to all of the Registrable Securities; provided, that, at such time, the Company is then eligible to use Form S-3. The Company shall use its commercially reasonable efforts to

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cause such Registration Statement to become effective no later than 120 days after the date of the expiration of the Third Lock-up Period. If a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Registration Statement and the Managing Underwriter at any time shall notify the Company in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Company shall use its commercially reasonable efforts to include such information in the prospectus. The Company will cause the Registration Statement filed pursuant to this Section 2.01 to be continuously effective under the Securities Act of 1933, as amended (the “Securities Act”), until there are no longer any Registrable Securities outstanding, but in any event no longer than thirty-six (36) months after effectiveness thereof or such shorter period as is agreed to by a Majority-in-Interest of the Investors. The Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b) Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company’s independent directors determine in good faith that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Registration Statement or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company’s independent directors, would materially adversely affect the Company; provided, however, in no event shall the Registration Statement be suspended for a period exceeding an aggregate of 90 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

Section 2.02 Piggyback Rights.

(a) Participation. If at any time after the expiration of the First Lock-up Period the Company proposes to file a registration statement for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person, then as soon as practicable but not less than ten Business Days prior to the filing of such registration statement, the Company shall give notice of such proposed Underwritten Offering to the Holders and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (but only to the extent that such Registrable Securities are not then subject

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to lock-up provisions under the Lock-up and Voting Agreements); provided, however, that if the Company has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Common Stock offered by the Company under such registration statement, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). The notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.02 hereof and receipt of such notice shall be deemed to be received by Holders on the next Business Day. Holder shall then have three (3) Business Days after such deemed receipt of the notice to request inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received within the specified time, then such Holder shall have no further right to participate in such Underwritten Offering. If a Holder decides not include some or all of its Registrable Securities in any registration statement filed by the Company as described in this Section 2.02(a), such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering by the Company of its securities, all upon the terms and conditions set forth herein. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such offering by giving written notice to the Company of such withdrawal up to and including the date immediately preceding the date on which the underwriters price such such offering.

(b) Priority of Piggyback Rights. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Company Common Stock included in an Underwritten Offering involving Included Registrable Securities advises the Company that the total amount of Company Common Stock that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Company Common Stock offered or the market for the Company Common Stock, then the Company Common Stock to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company and (ii) second, pro rata among the Selling Holders who have requested participation in such Underwritten Offering and any other Person holding Company securities who may also be including any such securities for sale in such Underwritten Offering based, for each Selling Holder or other Person, on the fraction derived by dividing (x) the number of shares of Company Common Stock proposed to be sold by such Selling Holder or other Person in such Underwritten Offering by (y) the aggregate number of shares of Company Common Stock proposed to be sold by all Selling Holders and other Persons in such Underwritten Offering. For clarity, the

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Managing Underwriter or Underwriters shall have the ability to fully cut back any Registrable Securities in connection with the Underwritten Offering. If any Selling Holder or other Person does not agree to the terms of any such underwriting, such Selling Holder or other Person, as the case may be, may be excluded from the Underwritten Offering by written notice from the Company or the Managing Underwriter. Any Registrable Securities or other Company securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the Managing Underwriter or Underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdran, with such shares to be allocated among the Selling Holders or other Person or Persons requesting additional inclusion in accordance with the formula contained in this Section 2.02(b). The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.02 at any time whether or not any Holder has elected to include securities in such registration.

Section 2.03 Underwritten Offering.

(a) S-3 Registration. If a Selling Holder elects to dispose of Registrable Securities under the Registration Statement pursuant to an Underwritten Offering and reasonably anticipates gross proceeds of greater than $10 million from such Underwritten Offering, the Company shall, at the request of such Selling Holder, enter into an underwriting agreement in customary form with the Managing Underwriter or Underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.06, and shall take all such other reasonable actions as are requested by the Managing Underwriter to expedite or facilitate the disposition of the Registrable Securities.

(b) General Procedures. In connection with any Underwritten Offering pursuant to this Agreement, the Company shall, at its sole discretion, be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering under Section 2.01 or Section 2.03 hereof, each Selling Holder and the Company shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents required under the terms of such underwriting agreement. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, that such withdrawal must be made prior to the time in the last sentence of Section 2.02(a) hereof to be effective; and provided further, that such withdrawing Selling

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Holder shall be obligated to pay fifty percent (50%) of its pro rata share (based on its pro rata share of the aggregate Registrable Securities and Company securities requested to be included in such Underwritten Offering by all Selling Holders and any other Person or Persons) of the Registration Expenses incurred in connection with such underwriting as of the date of such withdrawal.

Section 2.04 Sale Procedures. In connection with its obligations contained in Section 2.01 and Section 2.03, the Company will:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

(b) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed, and provide each such Selling Holder five (5) Business Days to object in writing to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(c) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request, provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective, and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

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(e) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose, or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(f) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(g) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and the Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, however, that the Company need not disclose any information to any such representative unless and until such representative has entered into a confidentiality agreement with the Company;

(h) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(i) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(j) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(k) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.

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Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.04, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.04 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.05 Expenses.

(a) Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities under the Registration Statement pursuant to Section 2.01, an Underwritten Offering pursuant to Section 2.02 or Section 2.03, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and annual maintenance fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. Except as otherwise provided in Section 2.05 hereof, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder; provided, however that the Company shall pay the legal fees of one counsel to the Investors in an amount not to exceed $25,000. In addition, the Company shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities under the Registration Statement.

(b) Expenses. Except for any Registration Expenses payable by a withdrawing Selling Holder pursuant to Section 2.03(b), the Company will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.06 Indemnification.

(a) By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors and officers, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, against any losses, claims,

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damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter or such controlling Person in writing specifically for use in the Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors and officers, and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.06. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected;

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provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 2.06 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified patty or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.06 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

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Section 2.07 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 of the Securities Act, at all times from and after the date hereof;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof, and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration; provided that the Company’s obligations pursuant to this Section 2.07(c) shall be deemed satisfied with respect to any document that is publicly available, free of charge, on the Commission’s EDGAR website.

Section 2.08 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Investors by the Company under this Article II may be transferred or assigned by any Investor to one or more transferee(s) or assignee(s) of at least 500,000 shares of Registrable Securities or to an Affiliate of such Investor. The Company shall be given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned. Each such transferee shall assume in writing responsibility for its portion of the obligations of such Investor under this Agreement be executing a counterpart signature page hereto pursuant to which such transferee agrees to be bound by all terms and conditions contained in this Agreement.

Section 2.09 Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not (except in connection with the issuance of securities as consideration to the sellers of any Company or business acquired by the Company), without the prior written consent of the a Majority-in-Interest of the Investors, enter into any agreement with any current or future holder of any securities of the Company that alters, restricts, or otherwise limits the registration rights granted hereunder or that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company on a basis that is superior (as opposed to pari passu) in any way to the registration rights granted to the Investors hereunder.

ARTICLE III

MISCELLANEOUS

Section 3.01 Termination. This Agreement shall terminate upon the earlier of: (a) with respect to a particular Holder, when all Registrable Securities held by such Holder may be sold under Rule 144, (b) a Change of Control, but only as long as all Registrable Securities (or any securities for which such Registrable Securities are exchanged in such transaction) may be sold by the Holder or Holders thereof without restriction pursuant to Rule 144 or Rule 145 immediately following the closing of such Change of Control, or (c) five (5) years following the date first set forth above.

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Section 3.02 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, courier service or personal delivery:

(a) if to an Investors, to the address set forth under such Investor’s signature block in accordance with the provisions of this Section 3.02,

(b) if to a transferee of the Investor, to such transferee at the address provided pursuant to Section 2.08 above, and

(c) if to the Company, to the address set forth under the Company’s signature block in accordance with the provisions of this Section 3.02.

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by any other means.

Section 3.03 Effectiveness. This Agreement shall be effective automatically and without further action on the part of any party hereto on the Closing Date.

Section 3.04 Amendments and Waivers. This Agreement may be amended, and any provision of it may be waived, only by a written agreement executed by the Company and a Majority-in-Interest of the Investors.

Section 3.05 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.06 Assignment of Rights. All or any portion of the rights and obligations of the Investors under this Agreement may be transferred or assigned by the Investors in accordance with Section 2.08 hereof.

Section 3.07 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or the Securities Purchase Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or a group with respect to such obligations or the transactions contemplated by this Agreement or the Securities Purchase Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with enforcing its rights and obligations under this Agreement. Each Investor will be entitled to independently protect an enforce its rights, including without limitation the rights arising out of this Agreement and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

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Section 3.08 Aggregation of Purchased Common Stock. All Company Common Stock held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 3.09 Recapitalization, Exchanges, etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all securities of the Company or any successor, assign or acquirer of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

Section 3.10 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.11 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Facsimile or other electronically transmitted signatures, including by email attachment, shall be deemed originals for all purposes of this Agreement.

Section 3.12 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.13 Governing Law. The laws of the State of Delaware shall govern this Agreement without regard to principles of conflict of laws.

Section 3.14 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.15 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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Section 3.16 No Presumption. If any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

SAFESTITCH MEDICAL, INC.

By:	/s/ Jeffrey G. Spragens
Name:	Jeffrey G. Spragens
Title:	President and Chief Executive Officer

with a copy to:

Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA 94304
Facsimile: (650) 493-6811
Attention: Philip H. Oettinger

and

Greenberg Traurig, P.A.
333 S.E. 2nd Avenue, Suite 4400
Miami, FL 33131
Facsimile: (305) 961-7756
Attention: Robert L. Grossman

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

AISLING CAPITAL III, LP

/s/ Lloyd Appel
Name: Lloyd Appel
Title: CFO

Aisling Capital III, L.P. 888 Seventh Avenue, 30th Floor New York, NY 10106 Attn: Aftab Kherani Fax: 212 651 6379

With a required copy to: McDermott Will & Emery LLP 340 Madison Avenue New York, NY 10173-1922 Attn: Todd Finger Fax: 212 547 5444

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

SV LIFE SCIENCES FUND IV, L.P.
By:	SV Life Sciences Fund IV (GP), L.P.,
its sole General Partner
By:	SVLSF IV, LLC, its sole General Partner

By:	/s/ Denise W. Marks
Name:	Denise W. Marks
Title:	SVLSF IV, LLC, Member

SV LIFE SCIENCES FUND IV STRATEGIC PARTNERS, L.P.
By:	SV Life Sciences Fund IV (GP), L.P.,
its sole General Partner
By:	SVLSF IV, LLC, its sole General Partner

By:	/s/ Denise W. Marks
Name:	Denise W. Marks
Title:	SVLSF IV, LLC, Member

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

SYNERGY LIFE SCIENCE PARTNERS, L.P.

By:	/s/ Mudit K. Jain
Name:	Mudit K. Jain
Title:	Managing Director

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

STEPSTONE PIONEER CAPITAL BUYOUT FUND II, L.P.
By StepStone PCGP, LLC

By:	/s/ Jason Ment
Name:	Jason Ment
Title:	Partner & General Counsel

STEPSTONE PIONEER CAPITAL II, L.P.
By StepStone PCGP, LLC

By:	/s/ Jason Ment
Name:	Jason Ment
Title:	Partner & General Counsel

STEPSTONE-SYN INVESTMENTS, L.L.L.P.
By StepStone PCGP, LLC

By:	/s/ Jason Ment
Name:	Jason Ment
Title:	Partner & General Counsel

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

INTERSOUTH PARTNERS VII, L.P.
By: Intersouth Associates VII, LLC
its General Partner

By:	/s/ Dennis Dougherty
Name:	Dennis Dougherty
Title:	Managing Member

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

QUAKER BIOVENTURES II, L.P.
By: Quaker BioVentures Capital II, L.P., its general partner
By: Quaker BioVentures Capital II, LLC, its general partner

By:	/s/ Matthew B. Rieke
Matthew B. Rieke, Vice President

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

INTERNATIONAL BIOTECHNOLOGY TRUST PLC

By:	/s/ Nick Colemen
Name:	Nick Colemen
Title:	IBT Authorized Signatory

Address for Notice: 55 Moorgate London, EC2R 6PA United Kingdom

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

KFBSF PRIVATE EQUITY FUND I, L.P.

By:	/s/ David Stevens
Name:	David Stevens
Title:	Manager

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

By:	/s/ Donald L. Laurie
Name:	Donald L. Laurie
Title:

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

JOSEPH LEVY REVOCABLE TRUST

By:	/s/ Joseph Levy
Name:	Joseph Levy
Title:	Trustee

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

MARLIN CAPITAL INVESTMENTS, LLC

By:	/s/ Michael Brauser
Name:	Michael Brauser
Title:	MGR

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

JACQUELINE SIMKIN REVOCABLE TRUST

By:	/s/ Jacqueline Simkin
Name:	Jacqueline Simkin
Title:	Trustee

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

/s/ Yehuda Ben-Horin
Yehuda Ben-Horin

/s/ Aviva Ben-Horin
Aviva Ben-Horin

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

FROST GAMMA INVESTMENTS TRUST

By:	/s/ Phillip Frost, MD
Name:	Phillip Frost, MD
Title:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

/s/ Phillip Frost, MD
Phillip Frost, MD

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

HSU GAMMA INVESTMENTS, L.P.

By:	/s/ Jane H. Hsiao, Ph.D., MBA
Name:	Jane H. Hsiao, Ph.D., MBA
Title:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

/s/ Jane H. Hsiao, Ph.D., MBA
Jane H. Hsiao, Ph.D., MBA

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

CHUNG CHIA COMPANY LIMITED

By:	/s/ Hsu Tsui-Hua

Name:	Hsu Tsui-Hua

Title:	Director

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

KWANG SHUN COMPANY LIMITED

By:	/s/ Chang Hsiu-Yen

Name:	Chang Hsiu-Yen

Title:	Director

Signature Page to Registration Rights Agreement

Schedule I

Schedule of Investors

TransEnterix Investor Name and Address
SYNERGY LIFE SCIENCE PARTNERS, L.P. Attn: Mudit K. Jain 3284 Alpine Road Portola Valley, CA 94028

SV LIFE SCIENCES FUND IV, L.P. c/o David Milne One Boston Place Suite 3900 201 Washington Street Boston, MA 02108

SV LIFE SCIENCES FUND IV STRATEGIC PARTNERS, L.P. c/o David Milne One Boston Place Suite 3900 201 Washington Street Boston, MA 02108

AISLING CAPITAL III, LP

Attention: Andrew Schiff

888 Seventh Avenue, 30th Floor

New York, NY 10106

With a required copy to:

McDermott Will & Emery LLP

Attn: Todd Finger

340 Madison Avenue

New York, NY 10173-1922

INTERSOUTH PARTNERS VII, L.P. 102 City Hall Plaza, Suite 200 Durham, NC 27701 With a copy to: Anthony L. Williams Wyrick Robbins Yates & Ponton LLP 4101 Lake Boone Trail, Suite 300 Raleigh, NC 27607

QUAKER BIOVENTURES II, L.P. Cira Centre 2929 Arch Street Philadelphia, PA 19104

INTERNATIONAL BIOTECHNOLOGY TRUST PLC Attn: Nick Coleman 55 Moorgate London, EC2R 6PA United Kingdom

KFBSF Private Equity Fund I, L.P. Attn: Randy Myer University of North Carolina Campus Box 3490 Chapel Hill, NC 27599-3490

DONALD L. LAURIE 282 Beacon Street Boston, MA 02116

STEPSTONE GROUP, LP Attn: Johnny Randel 4350 La Jolla Village Drive, Suite 800 San Diego, CA 92122

SafeStitch Investor Name and Address
JANE HSIAO 4400 Biscayne Blvd. Miami, FL 33137

HSU GAMMA INVESTMENTS, L.P. 4400 Biscayne Blvd. Miami, FL 33137

PHILLIP FROST 4400 Biscayne Blvd. Miami, FL 33137

FROST GAMMA INVESTMENTS TRUST 4400 Biscayne Blvd. Miami, FL 33137

JOSEPH LEVY REVOCABLE TRUST 4400 Biscayne Blvd. Miami, FL 33137

MARLIN CAPITAL INVESTMENTS, LLC 4400 Biscayne Blvd. Miami, FL 33137

JACQUELINE SIMKIN REVOCABLE TRUST 4400 Biscayne Blvd. Miami, FL 33137

YEHUDA BEN-HORIN AND AVIVA BEN-HORIN 4400 Biscayne Blvd. Miami, FL 33137

CHUNG CHIA COMPANY LIMITED Palm Grove House PO Box 438 Road Town Tortola British Virgin Island

KWANG SHUN COMPANY LIMITED TF No 308 Sec 2 Bade Rd. Taipei 10492 Taiwan